SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant    /X/

Filed by a Party other than the Registrant  /  /

Check the appropriate box:
/X/      Preliminary Proxy Statement
/ / Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e) (2))
/ /      Definitive Proxy Statement
/ /      Definitive Additional Materials
/ /      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

Columbia Common Stock Fund, Inc.             Columbia Growth Fund, Inc.                Columbia International Stock Fund, Inc.
Columbia Special Fund, Inc.                  Columbia Small Cap Fund, Inc.             Columbia Real Estate Equity Fund, Inc.
Columbia Balanced Fund, Inc.                 Columbia Daily Income Company             Columbia Short Term Bond Fund, Inc.
Columbia Fixed Income Securities Fund, Inc.  Columbia Oregon Municipal Bond Fund, Inc. Columbia High Yield Fund, Inc.
Columbia National Municipal Bond Fund, Inc.  Columbia Technology Fund, Inc.            Columbia Strategic Value Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------
                                           (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/      No fee required
/ /      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(2) or
         Item 22(a)(2) of Schedule 14A
/ /      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
         1) Title of each class of securities to which transaction applies:

            ------------------------------------------------------------
         2) Aggregate number of securities to which transaction applies:

            ------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            ------------------------------------------------------------
         4) Proposed maximum aggregate value of transaction:

            ------------------------------------------------------------
         5) Total fee paid:

            ------------------------------------------------------------

/ /    Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

            ------------------------------------------------------------
         2) Form, Schedule or Registration Statement No.:

            ------------------------------------------------------------
         3) Filing Party:

            ------------------------------------------------------------

         4) Date Filed:
                       -------------------------------------------------

                 IMPORTANT NEWS FOR COLUMBIA FUNDS SHAREHOLDERS

Dear Columbia Funds Shareholder,

The Columbia Funds (the "Funds") will hold a special meeting of shareholders on October 7, 2003 at 10:30 a.m. (Pacific Coast Time). At this meeting, you will be asked to vote on proposals regarding your fund(s). The first proposal is to elect nine new directors and [three] of the now-serving directors of the boards of the Funds. Because of the increase in size and complexity of the Funds and the increase in responsibility of board members imposed by recent legislative and regulatory actions, the board believes it would be appropriate to increase the size of the board. To facilitate the expansion, the Board is proposing that the Board be consolidated with the Liberty Funds board. The Liberty Funds are a mutual fund complex advised by the same investment adviser that advises the Columbia Funds, Columbia Management Advisors, Inc. Two of the Funds' directors, Mr. Simpson and Mr. Woolworth, will be joining the Liberty Fund's board of directors; one, Mr. Nelson, is already a Liberty director. The consolidation would allow the Columbia Funds to expand the board with individuals possessing a broad wealth of experience in the mutual fund industry, as well as with issues of concern to the Columbia Funds at this time.

For shareholders holding shares in the Columbia Special Fund, Columbia Small Cap Fund and Columbia Strategic Value Fund, you are also being asked to vote on a proposal to change the name of the Fund. The second proposal is to change the name of the Columbia Special Fund to "Columbia Mid Cap Growth Fund, Inc." The third proposal is to change the name of the Columbia Strategic Value Fund to "Columbia Strategic Investors Fund, Inc." The fourth and final proposal is to change the name of the Columbia Small Cap Fund to "Columbia Small Cap Growth Fund, Inc." The Board believes passage of these proposals will reduce potential confusion with other Funds managed by Columbia Management Advisors, Inc., as well as better describe each Fund's investment strategy. As a shareholder you will only be asked to vote on those proposals applicable to the Funds in which you hold shares.

THE BOARD OF DIRECTORS OF EACH FUND RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS

This special meeting will be held at the Portland Art Museum's Whitsell Auditorium (located at SW Park and SW Madison, Portland, Oregon). It is very important that you vote your shares at your earliest convenience. Your fund has retained the services of Georgeson Shareholder Communications, Inc. to assist shareholders with the voting process. As we get closer to October 7th, shareholders who have not yet voted may receive a call from Georgeson Shareholders Communications reminding them to vote.

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY MAIL, OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. PLEASE HELP YOUR FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

If you have any questions regarding the Proxy Statement, please call Georgeson Shareholders Communications at (866)238-4083.

We appreciate your participation and prompt response in these matters and thank you for your continued support.

Sincerely,


Jeff B. Curtis
President

                                       Q&A
        VOTING THE PROPOSALS UNDER THE COLUMBIA FUNDS PROXY SOLICITATION

 The following questions and answers provide an overview of the key features of the proposals and of the information contained in this Proxy Statement. Please review the full Proxy Statement prior to casting your vote.

1. WHAT IS BEING PROPOSED?

PROPOSAL NO. 1: The Board of Directors (each a "Board" and collectively the "Boards") of the Columbia Funds (each a "Fund" and collectively the "Funds") are proposing the election of nine new directors as well as [three] of the now-serving directors of each Fund's Board.

PROPOSALS NO. 2, 3 AND 4: Shareholders of the Columbia Special Fund, the Columbia Strategic Value Fund and the Columbia Small Cap Fund will be asked to vote on a separate proposal to change the name of their Fund. The Board is proposing changing the name of the Special Fund to "Columbia Mid Cap Growth Fund, Inc.," the name of the Strategic Value Fund to "Columbia Strategic Investors Fund, Inc.," and the Small Cap Fund to "Columbia Small Cap Growth Fund, Inc."

2. WHY IS THE ELECTION OF DIRECTORS BEING PROPOSED?

Each Fund's Board currently has four directors (Messrs. Patrick J. Simpson, Richard L. Woolworth, Charles R. Nelson and James C. George). Pursuant to the Funds retirement policy, Mr. George will resign from the Boards after the regular meeting scheduled to be held July 2004.

Due to the size and complexity of the Funds, as well as recent legislative and regulatory changes, the Board believes it would be appropriate to increase the size of the Boards. It proposes that the expansion be accomplished by electing to the Board of each of the Funds the current directors/trustees of the Liberty Funds, a mutual fund complex also advised by Columbia Management Advisors, the Funds' adviser. The new directors would, among other things, add to the Board's experience in evaluating distribution and consolidation issues that are of importance to the Funds. Two of the Funds' directors, Mr. Simpson and Mr. Woolworth, will be joining the Liberty Fund's board of directors; one, Mr. Nelson, is already a Liberty director. In addition, legislative and regulatory changes have increased the responsibility of mutual fund boards. By expanding the Board, the directors will have the flexibility to appoint special committees to focus on specific matters.

Please review the Proposal No. 1 section of this Proxy for more information regarding directors' terms and the rights of the Boards of the Funds regarding the election of directors.

3. HOW MANY VOTES ARE REQUIRED TO ELECT THE NEW DIRECTORS?

If a quorum of shareholders is present at the Special Meeting, the 12 nominees who receive the greatest number of votes cast at that meeting will be elected directors. Please note that if you send in a signed proxy card but you give no voting instructions, your shares will be voted FOR the nominees proposed by the Board.

Each Fund's Board of directors recommends that you vote "FOR" the election of each of the nominees under proposal 1.

4. WHY ARE THE FUND NAME CHANGES BEING PROPOSED FOR THE SMALL CAP FUND, SPECIAL FUND AND COLUMBIA STRATEGIC VALUE FUND?

The Funds' Boards believe the proposed new fund names will reduce potential confusion with other similarly named funds also managed by the Adviser and distributed by the same underwriter for the three funds being renamed. In addition, the Board believes the proposed names more accurately reflect the investment strategy of the Fund.

5. HOW MANY VOTES ARE REQUIRED TO PASS PROPOSALS NO. 2, 3 AND 4?

If a quorum of shareholders is present at the Special meeting, proposals 2, 3 and 4 will be approved if the votes cast in favor of the proposal exceed the votes cast against it for the respective fund.

Each Fund's Board of directors recommends that you vote "FOR" proposals 2, 3 and 4.

6. WHY SHOULD I VOTE ON THESE PROPOSALS?

As part owner of the Funds, it is important that you are represented in the voting. For this reason, the services of a professional proxy solicitor have been retained to contact all Columbia Fund shareholders. If we do not receive a ballot from you, it is possible that you will receive a call or letter from our solicitor requesting you to vote.

7. HAVE THE BOARDS OF DIRECTORS APPROVED THESE PROPOSALS?

Yes, the Board of each Fund has reviewed the proposal(s) applicable to its Fund and believes they are in the best interests of the shareholders. They unanimously recommend that you vote "FOR" for all proposals before you.

6. WHOM DO I CALL FOR MORE INFORMATION?

You may call a representative at (866) 238-4083 for assistance.

                        COLUMBIA COMMON STOCK FUND, INC.
                           COLUMBIA GROWTH FUND, INC.
                     COLUMBIA INTERNATIONAL STOCK FUND, INC.
                           COLUMBIA SPECIAL FUND, INC.
                          COLUMBIA SMALL CAP FUND, INC.
                     COLUMBIA REAL ESTATE EQUITY FUND, INC.
                          COLUMBIA BALANCED FUND, INC.
                          COLUMBIA DAILY INCOME COMPANY
                       COLUMBIA SHORT TERM BOND FUND, INC.
                   COLUMBIA FIXED INCOME SECURITIES FUND, INC.
                    COLUMBIA OREGON MUNICIPAL BOND FUND, INC.
                         COLUMBIA HIGH YIELD FUND, INC.
                   COLUMBIA NATIONAL MUNICIPAL BOND FUND, INC.
                         COLUMBIA TECHNOLOGY FUND, INC.
                       COLUMBIA STRATEGIC VALUE FUND, INC.


                         -------------------------------


                NOTICE OF JOINT SPECIAL MEETINGS OF SHAREHOLDERS

                         -------------------------------


To the Shareholders:

         Notice is given that a Joint Special Meeting of Shareholders (the "Special Meeting") of each of the mutual funds identified above, each an Oregon corporation (each a "Fund" and together the "Funds") will be held at the Portland Art Museum's Whitsell Auditorium (located at SW Park and SW Madison, Portland, Oregon) on October 7, 2003 at 10:30 a.m., Pacific Time, for the following purposes:

         1.       To elect 12 directors to each of the Funds.

         2. To change the name of the Columbia Special Fund, Inc. to the Columbia Mid Cap Growth Fund, Inc.

         3. To change the name of the Columbia Strategic Value Fund, Inc. to the Columbia Strategic Investors Fund, Inc.

         4. To change the name of the Columbia Small Cap Fund, Inc. to the Columbia Small Cap Growth Fund, Inc.

         5. Other Business. To transact any other business that properly comes before the Special Meeting or any adjournment or adjournments thereof.

         Shareholders of record at the close of business on August ___, 2003 are entitled to receive notice of and to vote at the Funds' Special Meeting and any adjournment thereof.


                                        By Order of the Boards of Directors

                                        /s/ MARK A. WENTZIEN
                                        Mark A. Wentzien
                                        Secretary

________________, 2003
Portland, Oregon

                             YOUR VOTE IS IMPORTANT

SHAREHOLDERS OF A FUND WILL VOTE SEPARATELY ON EACH PROPOSAL THAT APPLIES TO THAT FUND. YOU WILL RECEIVE A PROXY CARD FOR EACH FUND IN WHICH YOU ARE INVESTED. THE BOARD OF DIRECTORS OF YOUR FUND RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES AND "FOR" EACH PROPOSAL.

                      INSTRUCTIONS FOR EXECUTING PROXY CARD

         The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card[s] properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the name on the proxy card. For example:

         Registration               Valid Signature

CORPORATE ACCOUNTS
 (1) ABC Corp.............................John Doe, Treasurer
 (2) ABC Corp
       c/o John Doe, Treasurer............John Doe, Treasurer
 (3) ABC Corp. Profit Sharing Plan........John Doe, Trustee

TRUST ACCOUNTS
 (1) ABC Trust............................Jane Doe, Trustee
 (2) Jane Doe, Trustee
         u/t/d 12/28/78...................Jane Doe

CUSTODIAL OR ESTATE ACCOUNTS
(1) John Smith, Cust
         f/b/o John Smith, Jr. UGMA.......John Smith
(2) John Smith Jr.........................John Smith Jr., Executor

                        COLUMBIA COMMON STOCK FUND, INC.
                           COLUMBIA GROWTH FUND, INC.
                     COLUMBIA INTERNATIONAL STOCK FUND, INC.
                           COLUMBIA SPECIAL FUND, INC.
                          COLUMBIA SMALL CAP FUND, INC.
                     COLUMBIA REAL ESTATE EQUITY FUND, INC.
                          COLUMBIA BALANCED FUND, INC.
                          COLUMBIA DAILY INCOME COMPANY
                       COLUMBIA SHORT TERM BOND FUND, INC.
                   COLUMBIA FIXED INCOME SECURITIES FUND, INC.
                    COLUMBIA OREGON MUNICIPAL BOND FUND, INC.
                         COLUMBIA HIGH YIELD FUND, INC.
                   COLUMBIA NATIONAL MUNICIPAL BOND FUND, INC.
                         COLUMBIA TECHNOLOGY FUND, INC.
                       COLUMBIA STRATEGIC VALUE FUND, INC.

                       -----------------------------------


                              JOINT PROXY STATEMENT

                       -----------------------------------


                        SPECIAL MEETINGS OF SHAREHOLDERS
                          TO BE HELD ON OCTOBER 7, 2003


         This Joint Proxy Statement and form of proxy enclosed are furnished in connection with a solicitation of proxies by the Boards of Directors of each of the mutual funds identified above, each an Oregon corporation (each a "Fund" and collectively the "Funds"), to be voted at the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on October 7, 2003 at 10:30 a.m., at the Portland Art Museum's Whitsell Auditorium (located at SW Park and SW Madison, Portland, Oregon), for the purposes set forth in the accompanying Notice of Joint Special Meetings of Shareholders.

         If the enclosed proxy card or proxy cards are properly executed and returned in time to be voted at the Special Meeting, the proxies named in the proxy cards will vote the shares represented by the proxy in accordance with the instructions marked on the proxy cards. Executed proxies that are unmarked will be voted for approval of the proposals described in this Joint Proxy Statement.

         This Joint Proxy Statement and the related Notice of Joint Special Meetings of Shareholders are expected to be first mailed to shareholders of record on or about ________________, 2003. The principal executive offices of the Funds are located at 1301 SW Fifth Avenue, Portland, Oregon 97201-5601. Copies of the Funds' most recent Annual and Semi-Annual Reports are available upon request, without charge, by (i) writing to the Funds at

Liberty Funds Distributor, Inc., One Financial Center, Boston, MA 02111-2621,
(ii) calling toll free 1-800-426-3750, or (iii) visiting the Fund's Web site at www.columbiafunds.com or the Securities and Exchange Commission's Web site at www.sec.gov.

                        PROPOSALS APPLICABLE TO EACH FUND

         The following table summarizes the proposals applicable to each Fund:

PROPOSAL #     PROPOSAL DESCRIPTION                  APPLICABLE FUND(S)                    PAGE
----------     --------------------                  ------------------                    ----
   1.          To elect as directors the nominees    All                                   [  ]
               presented in proposal 1
   2.          To change the name of the Columbia    Columbia Special Fund, Inc.           [  ]
               Special Fund, Inc.
   3.          To change the name of the Columbia    Columbia Strategic Value Fund, Inc.   [  ]
               Strategic Value Fund, Inc.
   4.          To change the name of the Columbia    Columbia Small Cap Fund, Inc.         [  ]
               Small Cap Fund, Inc.


                       SHARES ENTITLED TO VOTE AND QUORUM

         The holders of record of shares (the "Shareholders") of each Fund as of the close of business on August [__], 2003, the record date for the determination of Shareholders entitled to notice of and to vote at the Special Meeting (the "Record Date"), are entitled to one vote for each share held and a fractional vote for each fractional share. The table below sets forth the number of shares by class outstanding for each Fund as of the Record Date.


NAME OF FUND AND CLASS OF SHARES                             NUMBER OF SHARES
                                                               OUTSTANDING

Columbia Common Stock Fund, Inc.:            Class A
                                             Class B
                                             Class D
                                             Class Z
Columbia Growth Fund, Inc.:                  Class A
                                             Class B
                                             Class D
                                             Class G
                                             Class Z
Columbia International Stock Fund, Inc.:     Class A
                                             Class B
                                             Class D
                                             Class Z
Columbia Special Fund, Inc.:                 Class A
                                             Class B
                                             Class D

                                             Class G
                                             Class T
                                             Class Z
Columbia Small Cap Fund, Inc.:               Class Z
Columbia Real Estate Equity Fund, Inc.:      Class A
                                             Class B
                                             Class D
                                             Class Z
Columbia Balanced Fund, Inc.:                Class A
                                             Class B
                                             Class D
                                             Class Z
Columbia Daily Income Company:               Class Z
Columbia Short Term Bond Fund, Inc.:         Class A
                                             Class B
                                             Class D
                                             Class G
                                             Class T
                                             Class Z
Columbia Fixed Income Securities Fund, Inc.: Class A
                                             Class B
                                             Class D
                                             Class Z
Columbia Oregon Municipal Bond Fund, Inc.:   Class A
                                             Class B
                                             Class D
                                             Class Z
Columbia High Yield Fund, Inc.:              Class A
                                             Class B
                                             Class D
                                             Class Z
Columbia National Municipal Bond Fund, Inc.: Class A
                                             Class B
                                             Class D
                                             Class Z
Columbia Technology Fund, Inc.:              Class A
                                             Class B
                                             Class D
                                             Class Z
Columbia Strategic Value Fund, Inc.          Class A
                                             Class B
                                             Class D
                                             Class Z

         A quorum for the conduct of business at the Special Meeting of each Fund requires the presence, in person or by proxy, of holders of a majority of the outstanding shares of that Fund. If a quorum to transact business or the vote required to approve any proposal described in this Joint Proxy Statement is not present at the Special Meeting for a Fund, the persons named as proxies may propose one or more adjournments of the Special Meeting for a total of not more than 120 days in the aggregate to obtain a quorum or to permit further solicitation of proxies. Any such adjournment may be approved by the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Special Meeting, even though less than a quorum. The persons named as proxies will vote the shares represented by the proxy upon such proposal as determined in their discretion.

         If a proxy is properly executed and returned and includes instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have a discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote "for" or "against" any proposal or adjournment to permit further solicitation of proxies.

         All classes of a Fund will vote together as a single class on each applicable proposal.

         Shareholders can vote by marking the enclosed proxy card(s) and returning the card(s) in the postage-paid envelope or by following the instructions on the enclosed voter instruction insert. Any shareholder who has given a proxy has the right to revoke the proxy any time prior to its exercise:

     o By written notice of the proxy's revocation to Mark A. Wentzien, Secretary of each Fund, at the above address prior to the Special Meeting;
     o By the subsequent execution and return of another proxy prior to the Special Meeting; or
     o By voting in person at the Special Meeting and giving oral notice of revocation to the Chairman of the Special Meeting.

         A shareholder who attends the Special Meeting, however, is not required to revoke the proxy and vote in person. Each valid, unrevoked proxy will be voted at the Special Meeting in accordance with the instructions given in the proxy. If no instructions are given, shares represented by the proxy will be voted for the nominees for director named in this Joint Proxy Statement and for Proposals 2, 3 and 4.

              PRINCIPAL SHAREHOLDERS AND SHARES HELD BY MANAGEMENT

         Attached as Exhibit A is a list of all persons known by the Funds to be the record or beneficial owners of 5% or more of the outstanding shares of any Fund as of the Record Date. Exhibit A also shows the number of shares of each Fund owned by each director and nominee and by all directors, nominees and officers of the Funds as a group as of the Record Date.

                             SOLICITATION OF PROXIES

         Columbia Management Advisors, Inc. (the "Adviser"), located at 1301 SW Fifth Avenue, Portland, Oregon 97201, serves as the investment adviser for each of the Funds.

         In addition to solicitations of proxies by mail, proxies may be solicited by officers and employees of the Adviser, personally or by telephone or electronically, without additional compensation. Copies of solicitation materials will be furnished to fiduciaries, custodians, and brokerage houses for forwarding to beneficial owners of the shares held in their names. In addition, the Funds have hired an unaffiliated proxy solicitor, Georgeson Shareholder Communications, Inc. ("Georgeson"), to assist in the solicitation of proxies. The estimated costs of Georgeson's services to the Funds ranges from approximately $152,000 to $335,000, depending upon the extent of services provided. All costs of printing and mailing proxy materials and the costs and expenses of holding the Special Meeting, including all amounts paid to Georgeson, will be paid by the [Adviser/Funds].

PROPOSAL NO. 1:   TO ELECT DIRECTORS OF THE FUND

ALL FUNDS

         The first proposal to be considered at the Special Meeting is the election of directors of each Fund. The purpose of the proposal is to elect nine new directors, as well as [three] of the incumbent directors, to each Fund's Board of Directors (each a "Board" and together the "Boards"). None of the nominees listed below, except for Messrs. Charles R. Nelson, Patrick J. Simpson and Richard L. Woolworth, now serves as a director of any Fund. Each of the incumbent directors was previously elected to the Boards by the shareholders of the Funds and currently oversees the 15 Funds and the 14 portfolios of the CMG Fund Trust (together, the "Columbia Funds"). The CMG Fund Trust is also managed by the Adviser. Each of Mr. Nelson and the proposed nine new directors now serve on the Boards of Trustees of funds and portfolios managed by the Adviser or affiliates of the Adviser (the "Liberty Funds").

         The Boards currently have four directors. Under the Boards' retirement policy, each director of the Funds must agree to resign as of the end of the first regular Board meeting following the director's 72nd birthday. Pursuant to this policy, Mr. J. Jerry Inskeep, Jr. resigned from the Boards on April 30, 2003, and Mr. James C. George is required to resign from the Boards after the regular Board meeting currently scheduled to be held in July 2004. As a result, absent further action, the number of directors on the Board will be reduced to three by July 2004.

         The Boards believe that it would be appropriate to replace the two retiring directors. In addition, because of the increase in size and complexity of the Columbia Funds over the past year and because of the increase in the responsibilities of fund directors generally imposed by recent legislative and regulatory actions, the Boards believe that it would be appropriate to augment the size of the Boards beyond five directors. The Boards recognize that the identification, recruitment and assimilation of additional qualified directors would likely take significant time and require an increase in the directors' current compensation levels.

         To facilitate the expansion of the Boards, the Adviser has suggested that the members of the Columbia Funds boards be combined with those of the Liberty Funds boards. The combination would be accomplished by electing the nine members of the Liberty Funds boards to the Columbia Funds boards and electing Messrs. Simpson and Woolworth to the Liberty Funds boards. The end result would be to have the same members serve on each of the several boards of the Columbia Funds and the Liberty Funds.

         The proposed combination would permit the boards of the Columbia Funds and the Liberty Funds to meet concurrently and to develop uniform policies and procedures. The nine new directors would add to the Boards their expertise and the experience they have gained from serving on the boards of the Liberty Funds, including their experience in evaluating distribution and consolidation issues that are of importance to the Funds. Although the combined board would have more funds to oversee, the larger boards would have the flexibility to appoint special committees to focus on specific matters. For example, it is anticipated that the consolidated boards would delegate certain responsibilities to separate audit, governance, contracts and investments committees. Additionally, combining the boards may result in economies of scale, reducing fixed costs associated with the Boards. Accordingly, it is expected that the combined boards would require only one independent counsel and that the Funds' share of the compensation paid to the directors and trustees of the combined boards would be lower than the compensation that would be payable to the directors of the Funds if there were no consolidation and additional directors were added.

         Following the consolidation, the nine new directors would represent 75% of each of the Boards. Since Board action normally requires a majority vote, the new nominees would effectively control the Boards. Matters on which fund boards typically vote include changes to the adviser and the advisory contract, agreements with the transfer agent, custodian, administrator and other service providers, appointment of independent auditors and counsel, adoption of investment and other policies, and approval of fund mergers. Although Messrs. Nelson, Simpson and Woolworth would continue as members of the combined Boards, they would no longer be able to carry the vote on any of these or other matters. Of course, the new directors would have the same fiduciary duty to the Funds' shareholders as the continuing members, and approval of certain of the matters described above would require separate shareholder approval.

         To provide assurance to the shareholders of the Funds, Columbia Management Group ("CMG"), the parent of the Adviser, has represented to the Funds, among other things, that there will be no material change in the investment management, distribution, administrative or shareholder services provided to the Funds as a result of the proposed combination, without prior discussion with the Board. Additionally, when the combination is completed, Mr. George has agreed to resign. CMG has agreed to pay Mr. George a retirement payment equal to ___________.

         The Boards met in person or by telephone on [seven] occasions from January 30, 2003 to August ___, 2003 to discuss the proposed consolidation. Members of the Boards, including a special committee comprised of Messrs. Simpson and Woolworth, also met with members of the Liberty Funds boards on May 6 and 7, 2003 and August 12 and 13, 2003. On the basis of these meetings and the information and representations provided by the Adviser and its parents, the Boards unanimously approved the combination and determined to recommend the combination to the shareholders of the Funds.

         The Investment Company Act of 1940 (the "1940 Act") generally provides that at all times a majority of directors of each Fund's Board must be elected by shareholders and that new directors cannot be elected by a board of directors to fill vacancies unless, after the election, two-thirds of the directors have been elected by shareholders. To assure compliance with the two-thirds requirement of the 1940 Act, shareholders are being asked to elect the [three] incumbent directors and the nine new nominees.

         Each of the nominees has agreed to serve if elected. If a nominee declines to serve before the meeting or otherwise becomes unavailable for election, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee. If elected, the nominees will hold office until the next meeting of shareholders at which directors are elected and until their successors are elected and qualified. Mr. George plans to resign as a director on the date the nominees are elected.

         As permitted under Oregon law, the Funds are not required to hold, and do not anticipate holding, annual meetings. Thus, the directors will be elected for indefinite terms. Any director may resign, however, and any director may be removed at any meeting of shareholders called for that purpose by at least a majority of the votes entitled to be cast for the election of directors. If a vacancy exists for any reason, the remaining directors may fill the vacancy by electing another director so long as two-thirds of the directors have been elected by shareholders. If at any time less than a majority of the directors holding office have been elected by shareholders, the directors then in office will call a shareholders' meeting within 60 days for the purpose of electing directors. As a condition to election as a director, in accordance with the Board's retirement policy, each nominee will be required to submit in writing a resignation as a director that becomes effective as of the adjournment of the first regularly scheduled meeting of the directors following the director's 72nd birthday.

         The Board of each Fund (other than the International Stock Fund) met eight times during 2002, and each incumbent director attended all of these meetings. The International Stock Fund met nine times, and each incumbent director attended all of the meetings of the International Stock Fund. The Board of each Fund has three standing committees composed exclusively of all the Fund's disinterested directors, the Audit Committee, the Compensation Committee and the Nominating Committee. The Audit Committee considers and engages, on an annual basis, the Funds' independent auditors, reviews with management and the independent auditors the financial statements included in the Fund's Annual Report to Shareholders, and generally oversees the audit process. The Audit Committee held one meeting in 2002. The Compensation Committee is responsible for determining director compensation. The Compensation Committee held one meeting in 2002. The Nominating Committee is responsible for selecting and nominating candidates for election to serve as directors. The Nominating Committee held one meeting in 2002 and will not consider nominees recommended by Fund shareholders.

         Set forth below are the 12 nominees for election as directors of each Fund (the "Nominees"), together with information about them. Other directorships include positions of director, general partner or trustee of companies that are required to file reports with the Securities and Exchange Commission (the "SEC"), other than registered investment companies in the Fund Complex.

DISINTERESTED DIRECTORS OR NOMINEES
-----------------------------------

                                                                                                    NUMBER OF
                                                                                                  PORTFOLIOS IN
                                                                                                  FUND COMPLEX
   NAME, ADDRESS AND AGE        POSITION(S)     TERM OF OFFICE      PRINCIPAL OCCUPATION(S)        OVERSEEN BY           OTHER
                              HELD WITH FUNDS    AND LENGTH OF        DURING PAST 5 YEARS          DIRECTOR OR       DIRECTORSHIPS
                                                 TIME SERVED*                                        NOMINEE       HELD BY DIRECTOR
Douglas A. Hacker (1)         New Nominee             N/A        Executive Vice President -           114          None
P.O. Box 66100                                                   Strategy of United Airlines
Chicago, IL 60666                                                (airline) since December
(47 years old)                                                   2002 (formerly President of
                                                                 UAL Loyalty Services from
                                                                 September 2001 to December
                                                                 2002; Executive Vice
                                                                 President and Chief
                                                                 Financial Officer of United
                                                                 Airlines from March 1993 to
                                                                 September 2001).
Janet Langford Kelly  (1)     New Nominee             N/A        Executive Vice President -           114          None
One Kellogg Square                                               Corporate Development and
Battle Creek, MI 49016                                           Administration, General
(45 years old)                                                   Counsel and Secretary,
                                                                 Kellogg Company (food
                                                                 manufacturer) since
                                                                 September 1999; (formerly
                                                                 Senior Vice President,
                                                                 Secretary and General
                                                                 Counsel, Sara Lee
                                                                 Corporation (branded,
                                                                 packaged, consumer-products
                                                                 manufacturer) from January
                                                                 1995 to September 1999).

Richard W. Lowry (1)(2)       New Nominee             N/A        Private investor since               116          None
10701 Charleston Dr.                                             August 1987 (formerly
Vero Beach, FL 32963                                             Chairman and Chief Executive
(67 years old)                                                   Officer, U.S. Plywood
                                                                 Corporation (building
                                                                 products manufacturer)).
Charles R. Nelson (1)         Director          Served for       Professor of Economics,              114          None
Department of Economics                         1 year           University of Washington,
University of Washington                                         since January 1976; Ford and
Seattle, WA 98195                                                Louisa Van Voorhis Professor
(60 years old)                                                   of Political Economy,
                                                                 University of Washington,
                                                                 since September 1993;
                                                                 Director, Institute for
                                                                 Economic Research,
                                                                 University of Washington,
                                                                 since September 2001;
                                                                 Adjunct Professor of
                                                                 Statistics, University of
                                                                 Washington since September
                                                                 1980; Associate Editor,
                                                                 Journal of Money Credit and
                                                                 Banking,

                                              9

                                                                                                    NUMBER OF
                                                                                                  PORTFOLIOS IN
                                                                                                  FUND COMPLEX
   NAME, ADDRESS AND AGE        POSITION(S)     TERM OF OFFICE      PRINCIPAL OCCUPATION(S)        OVERSEEN BY           OTHER
                              HELD WITH FUNDS    AND LENGTH OF        DURING PAST 5 YEARS          DIRECTOR OR       DIRECTORSHIPS
                                                 TIME SERVED*                                        NOMINEE       HELD BY DIRECTOR

                                                                 since September 1993;
                                                                 consultant on econometric
                                                                 and statistical matters.

John J. Neuhauser (1)(2)(3)   New Nominee             N/A        Academic Vice President and          117          Saucony, Inc.
84 College Road                                                  Dean of Faculties since                           (athletic
Chestnut Hill, MA 02467-3838                                     August 1999, Boston College                       footwear);
(60 years old)                                                   (formerly Dean, Boston                            SkillSoft Corp.
                                                                 College School of Management                      (E-Learning).
                                                                 from September 1977 to
                                                                 September 1999).
Patrick J. Simpson (1)        Director          Served for 3     Lawyer, Perkins Coie LLP             114          None
1211 S.W. 5th Avenue                            Years
Suite 1500
Portland, OR 97204
(58 years old)

Thomas E. Stitzel (1)         New Nominee             N/A        Business consultant since            114          None
2208 Tawny Woods Pl.                                             1999 (formerly Professor of
Boise, ID 83706                                                  Finance from 1975 to 1999
(67 years old)                                                   and Dean from 1977 to 1991,
                                                                 College of Business, Boise
                                                                 State University); Chartered
                                                                 Financial Analyst.
Thomas C. Theobald (1)        New Nominee             N/A        Managing Director, William           114          Anixter
27 West Monroe Street,                                           Blair Capital Partners                            International
Suite 3500                                                       (private equity investing)                        (network support
Chicago, IL 60606                                                since September 1994.                             equipment
(68 years old)                                                                                                     distributor),

                                                                                                                   Jones
                                                                                                                   Lang
                                                                                                                   LaSalle
                                                                                                                   (real
                                                                                                                   estate
                                                                                                                   management
                                                                                                                   services)
                                                                                                                   and
                                                                                                                   MONY
                                                                                                                   Group
                                                                                                                   (life
                                                                                                                   insurance).
Anne-Lee Verville (1)(3)      New Nominee             N/A        Author and speaker on                115          Chairman of the
359 Stickney Hill Road                                           educational systems needs                         Board, Enesco
Hopkinton, NH 03229                                              (formerly General Manager,                        Group, Inc.
(58 years old)                                                   Global Education Industry                         designed,
                                                                 from 1994 to 1997, and                            imported and
                                                                 President, Applications                           distributed
                                                                 Solutions Division from 1991                      giftware and
                                                                 to 1994, IBM Corporation                          collectibles).
                                                                 (global education and global
                                                                 applications).

                                             10

                                                                                                    NUMBER OF
                                                                                                  PORTFOLIOS IN
                                                                                                  FUND COMPLEX
   NAME, ADDRESS AND AGE        POSITION(S)     TERM OF OFFICE      PRINCIPAL OCCUPATION(S)        OVERSEEN BY           OTHER
                              HELD WITH FUNDS    AND LENGTH OF        DURING PAST 5 YEARS          DIRECTOR OR       DIRECTORSHIPS
                                                 TIME SERVED*                                        NOMINEE       HELD BY DIRECTOR

Richard L. Woolworth(1)       Director          Served for 12    Chairman/CEO, The Regence            114          The Regence
100 S.W. Market St. #1500                       Years            Group                                             Group, Regence
Portland, OR 97207                                                                                                 BlueCross
(62 years old)                                                                                                     BlueShield of
                                                                                                                   Oregon; NW
                                                                                                                   Natural, a
                                                                                                                   natural gas
                                                                                                                   service provider


INTERESTED NOMINEES
-------------------
                                                                                                    NUMBER OF
                                                                                                  PORTFOLIOS IN
                                POSITION(S)    TERM OF OFFICE                                     FUND COMPLEX           OTHER
    NAME, ADDRESS AND AGE        HELD WITH      AND LENGTH OF       PRINCIPAL OCCUPATION(S)        OVERSEEN BY       DIRECTORSHIPS
                                   FUNDS         TIME SERVED          DURING PAST 5 YEARS           DIRECTOR       HELD BY DIRECTOR
William E. Mayer (1)(2)(4)     New Nominee    N/A                Managing Partner, Park               116          Lee Enterprises
399 Park Avenue                                                  Avenue Equity Partners                            (print media),
Suite 3204                                                       (private equity) since                            WR Hambrecht +
New York, NY, 10022                                              February 1999 (formerly                           Co. (financial
(62 years old)                                                   Founding partner,                                 service
                                                                 Development Capital LLC from                      provider) and
                                                                 November 1996 to February                         First Health
                                                                 1999.                                             (healthcare).

Joseph R. Palombo (2)(4)       New Nominee;   Vice President     Executive Vice President and         115          None
One Financial Center           Vice           since January      Chief Operating Officer of
Boston, MA 02111               President      2003               CMG since December 2001;
(50 years old)                                                   Director, Executive Vice
                                                                 President and Chief
                                                                 Operating Officer of the
                                                                 Adviser since April 2003;
                                                                 Vice President of the
                                                                 Columbia Funds since January
                                                                 2003 (formerly Chief
                                                                 Operations Officer of Mutual
                                                                 Funds, Liberty Financial
                                                                 Companies, Inc. from August
                                                                 2000 to November, 2001;
                                                                 Executive Vice President of
                                                                 Stein Roe & Farnham
                                                                 Incorporated (Stein Roe)
                                                                 from April 1999 to April
                                                                 2003; Director of Colonial
                                                                 Management Associates, Inc.
                                                                 (Colonial) from April 1999
                                                                 to April 2003; Director of
                                                                 Stein Roe from September
                                                                 2000 to

                                             11

                                                                 April 2003); President of
                                                                 Liberty Funds and Galaxy Funds
                                                                 since February 2003 (formerly
                                                                 Vice President from September
                                                                 2002 to February 2003; Manager
                                                                 of Stein Roe Floating Rate Limited
                                                                 Liability Company since
                                                                 October 2000 (formerly Vice
                                                                 President of the Liberty
                                                                 Funds from April, 1999 to
                                                                 August 2000; Chief Operating
                                                                 Officer and Chief Compliance
                                                                 Officer, Putnam Mutual Funds
                                                                 from December 1993 to March
                                                                 1999).

There is no family relationship between any of the directors or nominees listed above.

* Each director serves for an indefinite term until the date the director resigns, retires or is removed in accordance with the Bylaws of each Fund.

(1) Includes service as a director or trustee of the CMG Fund Trust (14 funds) and the Liberty Funds (85 funds).

(2) Mr. Lowry, Mr. Neuhauser and Mr. Mayer each serve as director/trustee of the Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Adviser.

(3) Mr. Neuhauser and Mrs. Verville serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Adviser. Mr. Palombo is an interested director of the Columbia Management Hedge Fund, LLC.

(4) "Interested person" as defined by the 1940 Act. Mr. Mayer is an interested person because of his affiliation with WR Hambrecht + Co. WR Hambrecht + Co. is a registered broker-dealer and over the past six months the Funds have, from time to time, used WR Hambrecht + Co. to execute portfolio transactions. Mr. Palombo is an interested person as a director and officer of the Adviser and shareholder of the ultimate parent of the Adviser.

         Share Ownership. The following table sets forth the dollar range of shares owned by each director and nominee for director of the Funds as of June 30, 2003 of (i) each individual Fund and (ii) all of the funds in the Fund
Complex:

DISINTERESTED DIRECTORS OR NOMINEES:
-----------------------------------

              NAME OF FUND                   DOUGLAS A. HACKER       JANET LANGFORD KELLY        RICHARD W. LOWRY

Common Stock Fund                                   None                     None                      None
Balanced Fund                                       None                     None                      None
Growth Fund                                         None                     None                      None
Special Fund                                        None                     None                      None
Small Cap Fund                                      None                     None                      None
International Stock Fund                            None                     None                      None
Real Estate Equity Fund                             None                     None                      None
Strategic Value Fund                                None                     None                      None
Technology Fund                                     None                     None                      None
Columbia Daily Income Company                       None                     None                      None
Fixed Income Securities Fund                        None                     None                      None
Short Term Bond Fund                                None                     None                      None
High Yield Fund                                     None                     None                      None
Oregon Municipal Bond Fund                          None                     None                      None

                                             12

National Municipal Bond Fund                        None                     None                      None
  AGGREGATE DOLLAR RANGE OF FUND SHARES
  IN FUNDS OVERSEEN BY DIRECTOR OR
  NOMINEE IN FUND COMPLEX:
                                              $10,001-$50,000           $10,001-$50,000            OVER $100,000

              NAME OF FUND                          CHARLES R. NELSON                     JOHN J. NEUHAUSER

Common Stock Fund                                         None                                  None
Balanced Fund                                             None                                  None
Growth Fund                                               None                                  None
Special Fund                                         $10,001-$50,000                            None
Small Cap Fund                                            None                                  None
International Stock Fund                             $10,001-$50,000                            None
Real Estate Equity Fund                                   None                                  None
Strategic Value Fund                                      None                                  None
Technology Fund                                           None                                  None
Columbia Daily Income Company                             None                                  None
Fixed Income Securities Fund                              None                                  None
Short Term Bond Fund                                      None                                  None
High Yield Fund                                           None                                  None
Oregon Municipal Bond Fund                                None                                  None
National Municipal Bond Fund                              None                                  None
  AGGREGATE DOLLAR RANGE OF FUND SHARES
  IN FUNDS OVERSEEN BY DIRECTOR OR
  NOMINEE IN FUND COMPLEX:
                                                    $10,001 -$50,000                        OVER $100,000


              NAME OF FUND                          PATRICK J. SIMPSON                    THOMAS E. STITZEL

Common Stock Fund                                         None                                  None
Balanced Fund                                          $1-$10,000                               None
Growth Fund                                         $50,001-$100,000                            None
Special Fund                                           $1-$10,000                               None
Small Cap Fund                                            None                                  None
International Stock Fund                                  None                                  None
Real Estate Equity Fund                                   None                                  None
Strategic Value Fund                                      None                                  None
Technology Fund                                           None                                  None
Columbia Daily Income Company                             None                                  None
Fixed Income Securities Fund                              None                                  None
Short Term Bond Fund                                      None                                  None
High Yield Fund                                           None                                  None
Oregon Municipal Bond Fund                                None                                  None
National Municipal Bond Fund                              None                                  None
  AGGREGATE DOLLAR RANGE OF FUND SHARES
  IN FUNDS OVERSEEN BY DIRECTOR OR
  NOMINEE IN FUND COMPLEX:
                                                      OVER $100,000                       $50,001-$100,000

              NAME OF FUND                   THOMAS C. THEOBALD      ANNE-LEE VERVILLE       RICHARD W. WOOLWORTH
Common Stock Fund                                   None                    None                $10,001-$50,000
Balanced Fund                                       None                    None                     None
Growth Fund                                         None                    None                  $1-$10,000
Special Fund                                        None                    None                  $1-$10,000
Small Cap Fund                                      None                    None                  $1-$10,000
International Stock Fund                            None                    None                  $1-$10,000
Real Estate Equity Fund                             None                    None                  $1-$10,000
Strategic Value Fund                                None                    None                  $1-$10,000
Technology Fund                                     None                    None                     None
Columbia Daily Income Company                       None                    None                $10,001-$50,000
Fixed Income Securities Fund                        None                    None                     None
Short Term Bond Fund                                None                    None                     None
High Yield Fund                                     None                    None                     None
Oregon Municipal Bond Fund                          None                    None                  $1-$10,000
National Municipal Bond Fund                        None                    None                     None
  AGGREGATE DOLLAR RANGE OF FUND SHARES
  IN FUNDS OVERSEEN BY DIRECTOR OR
  NOMINEE IN FUND COMPLEX:
                                                OVER $100,000              NONE*                $10,001-$50,000

INTERESTED NOMINEES:
-------------------

              NAME OF FUND                          WILLIAM E. MAYER                      JOSEPH A. PALOMBO

Common Stock Fund                                         None                                  None
Balanced Fund                                             None                                  None
Growth Fund                                               None                                  None
Special Fund                                              None                                  None
Small Cap Fund                                            None                                  None
International Stock Fund                                  None                                  None
Real Estate Equity Fund                                   None                                  None
Strategic Value Fund                                      None                                  None
Technology Fund                                           None                                  None
Columbia Daily Income Company                             None                                  None
Fixed Income Securities Fund                              None                                  None
Short Term Bond Fund                                      None                                  None
High Yield Fund                                           None                                  None
Oregon Municipal Bond Fund                                None                                  None
National Municipal Bond Fund                              None                                  None
  AGGREGATE DOLLAR RANGE OF FUND SHARES
  IN FUNDS OVERSEEN BY DIRECTOR OR
  NOMINEE IN FUND COMPLEX:
                                                      OVER $100,000                           $1-10,000

* Because Ms. Verville's share ownership in the Liberty Funds is held through her deferred compensation plan, her ownership is not required to be disclosed.

         As of July 31, 2003, none of the disinterested directors or nominees or members of their immediate families owned any securities of the Adviser or any other entity directly or indirectly controlling, controlled by, or under common control with the Adviser.

COMPENSATION OF DIRECTORS

Each disinterested director receives an annual aggregate fee of $30,000 for his services as a director of the Funds and trustee of the CMG Fund Trust, plus an additional $4,000 for each regular board meeting attended and $1,000 for each special board meeting attended, and is reimbursed for expenses incurred in attending all meetings. Each disinterested director also receives $500 for each board committee meeting in which the director participates. Each disinterested director serving on the Audit Committee (other than any chairman of the Audit Committee) is entitled to an additional annual aggregate fee in the amount of $1,000 for his services in this capacity, and any chairman of the Audit Committee is entitled to an additional aggregate fee in the amount of $2,000. None of the directors receives any form of pension or retirement benefit compensation from the Funds. One-third of the foregoing directors' fees and expenses are allocated equally among the Columbia Funds and the portfolios of the CMG Fund Trust, and the remaining directors' fees and expenses are allocated in proportion to each fund's average daily net assets for the preceding fiscal quarter. The following table sets forth compensation received by each Fund's directors for 2002 who are standing for reelection. No officer of the Funds received any compensation from the Funds in 2002. [Upon approval of proposal no. 1, the new Boards will set the compensation levels of the Liberty Funds and Columbia Funds board of directors/trustees. (For the current fiscal year, a director of the Liberty Funds is paid in the aggregate, approximately $_____________.) The combined amount of compensation paid to the Columbia Funds Board will be more than the amount of compensation received now. However, it is expected that each Fund will pay less on a pro rata basis.]

   AGGREGATE COMPENSATION FROM FUND         PATRICK J. SIMPSON     RICHARD L. WOOLWORTH   CHARLES R. NELSON
---------------------------------------- ------------------------- ---------------------- ------------------------

Common Stock Fund                                 $3,330                  $3,330                  $1,601
Growth Fund                                       $5,203                  $5,203                  $2,917
International Stock Fund                          $2,916                  $2,916                   $ 373
Special Fund                                      $3,804                  $3,804                  $1,934
Small Cap Fund                                    $3,533                  $3,533                  $1,743
Real Estate Fund                                  $4,076                  $4,076                  $2,125
Balanced Fund                                     $4,482                  $4,482                  $2,411
Columbia Daily Income Company                     $6,046                  $6,046                  $3,509
Short Term Bond Fund                              $1,393                  $1,393                   $ 240
Fixed Income Securities Fund                      $3,032                  $3,032                  $1,392
Oregon Municipal Bond Fund                        $3,092                  $3,092                  $1,434
High Yield Fund                                   $2,655                  $2,655                  $1,127
National Municipal Bond Fund                      $1,108                  $1,108                   $ 40
Strategic Value Fund                              $2,189                  $2,189                   $ 799
Technology Fund                                   $1,092                  $1,092                   $ 28

  TOTAL COMPENSATION FROM
  FUND COMPLEX(1)(2)                             $57,000                  $57,000               $120,182(2)

(1) These amounts reflect the total compensation paid to each director for his service to the Columbia Funds (which was comprised in 2002 of the 15 Funds and 7 portfolios of the CMG Fund Trust) for the calendar year ended
    December 31, 2002. Mr. Nelson was elected as a director of each of the Funds in July 2002. Information includes compensation Messrs. Woolworth and Simpson received as trustees of CMG Fund Trust which is also advised by the Adviser. Mr. Nelson was elected as a trustee of CMG Fund Trust on January 27, 2003 and received no compensation from CMG Fund Trust in 2002. Messrs. Woolworth and Simpson did not receive compensation from any of the Liberty Funds in 2002.

(2) Mr. Nelson's total compensation includes compensation for his service in 2002 as an independent trustee of the Liberty Funds.

                                  REQUIRED VOTE

         If a quorum of shareholders is present for a Fund at the Special Meeting, the 12 nominees for election as directors who receive the greatest number of votes cast at the Special Meeting will be elected directors of the Fund. If your shares are represented at the meeting but you give no voting instructions, your shares will be voted FOR all nominees named herein. If the nominees are not approved by shareholders of a Fund, the Board of Directors will consider what further action should be taken.

EACH FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES UNDER PROPOSAL 1.


PROPOSAL NO. 2:   TO CHANGE THE NAME OF THE COLUMBIA SPECIAL FUND, INC. TO THE
                  COLUMBIA MID CAP GROWTH

SPECIAL FUND

         At a meeting of the Board of Directors of the Columbia Special Fund, Inc. (the "Special Fund") on _______________, the Board voted unanimously to change the name of the Special Fund to "Columbia Mid Cap Growth Fund, Inc.", subject to approval by the Special Fund's shareholders. This change is being made to reflect more clearly the Fund's principal investment strategy. The Fund's investment objective and investment policies and restrictions as set forth in the Fund's Prospectus and Statement of Additional Information will not change, except that the Fund will be required to invest 80% of its assets in the stocks of mid-cap companies, i.e., those stocks with a market capitalization substantially similar to the market capitalization of stocks in the Russell Midcap Index. The Fund is required to provide 60 days' notice to shareholders if it decides to change this policy. The 80% investment requirement will not materially affect the current investment practices of the Special Fund.

         If the Fund's shareholders approve this proposal 2, the Special Fund's Amended and Restated Articles of Incorporation would be amended to reflect the change of name from "Columbia Special Fund, Inc." to "Columbia Mid Cap Growth Fund, Inc." The 80% investment requirement will be effective upon appropriate disclosure being made in the Special Fund's prospectus and statement of additional information.

REQUIRED VOTE

         If a quorum of shareholders is present at the Special Meeting, proposal 2 will be approved if the votes cast in favor of the proposal exceed the votes cast against it.

         THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL
2.

PROPOSAL NO. 3:   TO CHANGE THE NAME OF THE COLUMBIA STRATEGIC VALUE FUND, INC.
                  TO THE COLUMBIA STRATEGIC INVESTORS FUND, INC.

STRATEGIC VALUE FUND

         At a meeting of the Board of Directors of the Columbia Strategic Value Fund Inc. (the "Strategic Value Fund") on _______________, the board voted unanimously to change the name of the Strategic Value Fund to "Columbia Strategic Investors Fund, Inc.", subject to approval by the Strategic Value Fund's shareholders. The Fund's Board believes the proposed new name will eliminate potential confusion with other funds in the Columbia Funds Complex. In addition, the Adviser believes that this new name better reflects the investment style of the portfolio managers. While the portfolio managers focus on purchasing undervalued companies, there is more attention devoted to the growth and earnings of the companies they evaluate than normally associated with a strict value fund. The Fund's investment objective and investment policies and restrictions as set forth in the Fund's Prospectus and Statement of Additional Information will not change.

         If the Fund's shareholders approve this proposal 3, the Fund's Amended and Restated Articles of Incorporation would be amended to reflect the change of name from "Columbia Strategic Value Fund, Inc." to "Columbia Strategic Investors Fund, Inc."

REQUIRED VOTE

         If a quorum of shareholders is present at the Special Meeting, proposal 3 will be approved if the votes cast in favor of the proposal exceed the votes cast against it.

         THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL
3.

PROPOSAL NO. 4:   TO CHANGE THE NAME OF THE COLUMBIA SMALL CAP FUND, INC. TO THE
                  COLUMBIA SMALL CAP GROWTH FUND, INC.

SMALL CAP FUND

         At a meeting of the Board of Directors of the Columbia Small Cap Fund Inc. (the "Small Cap Fund") on _______________, the Board voted unanimously to change the name of the Small Cap Fund to "Columbia Small Cap Growth Fund, Inc.", subject to approval by the Small Cap Fund's shareholders. This change is being made to reflect more clearly the Fund's principal investment strategy. The Fund's investment objective and investment policies and restrictions as set forth in the Fund's Prospectus and Statement of Additional Information will not change, except that the Fund will be required to invest 80% of its assets in the stocks of small-cap companies, i.e., those stocks with a market capitalization substantially similar to the market capitalization of stocks in the Russell 2000 Index. The Fund is required to provide 60 days' notice to shareholders if it decides to change this policy. The 80% investment requirement will not materially affect the current investment practices of the Small Cap Fund.

         This change is also being made to differentiate the Fund's name from that of a similarly-named fund in the Columbia Funds Complex. The Adviser has undertaken an effort to rebrand each

Fund under the "Columbia" name. Accordingly, the Fund would have a name which would be identical to that of the Liberty Small Cap Fund, after rebranding is completed. Changing the name of the Fund pursuant to this proposal will help to identify the Fund and avoid possible confusion with a similarly-named fund.

         If the Fund's shareholders approve this proposal 4, the Fund's Amended and Restated Articles of Incorporation would be amended to reflect the change of name from "Columbia Small Cap Fund, Inc." to "Columbia Small Cap Growth Fund, Inc." The 80% investment requirement will be effective upon appropriate disclosure being made in the Small Cap Fund's prospectus and statement of additional information.

REQUIRED VOTE

         If a quorum of shareholders is present at the Special Meeting, proposal 4 will be approved if the votes cast in favor of the proposal exceed the votes cast against it.

         THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL
4.


                   INFORMATION ON THE INDEPENDENT ACCOUNTANTS

         The 1940 Act provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the directors of the investment company who are not interested persons of the investment company or its investment adviser.

         The Board of each Fund, including a majority of the independent directors, has selected PricewaterhouseCoopers LLP to be the Fund's independent public accountants to audit and certify the Fund's financial statements for the fiscal year ending August 31, 2003.

         The independent accountants examine annual financial statements for the Funds and provide other non-audit and tax-related services to the Funds. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Special Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

         PricewaterhouseCoopers LLP has no direct or material indirect financial interest in any Fund or in the Adviser, other than receipt of fees for services to the Funds. PricewaterhouseCoopers LLP or one of its predecessors has been the independent public accountants for the Funds since 1967.

FEES PAID TO PRICEWATERHOUSECOOPERS LLP

         Audit Fees. For the fiscal year ended December 31, 2002, the approximate fee for professional services rendered for the audit of the annual financial statements of each of the Funds was as follows:

         FUND NAME                                                 2002
         Columbia Common Stock Fund                                $29,900
         Columbia Growth Fund                                      $31,700
         Columbia International Stock Fund                         $36,800
         Columbia Special Fund                                     $33,500
         Columbia Small Cap Fund                                   $28,900
         Columbia Real Estate Equity Fund                          $24,500
         Columbia Technology Fund                                  $27,400
         Columbia Strategic Value Fund                             $28,600
         Columbia Balanced Fund                                    $33,900
         Columbia Short Term Bond Fund                             $26,500
         Columbia Fixed Income Securities Fund                     $32,000
         Columbia National Municipal Bond Fund                     $27,100
         Columbia Oregon Municipal Bond Fund                       $33,200
         Columbia High Yield Fund                                  $25,400
         Columbia Daily Income Company                             $26,100
         TOTAL AUDIT FEES                                          $445,500


         Audit-Related Fees. For the fiscal year ended December 31, 2002, PricewaterhouseCoopers was paid approximately $55,500 for assurance and related services in connection with its performance of each audit. These services related to the review of SEC filings and certain procedures performed relating to fund mergers.

         Tax Fees. For the fiscal year ended December 31, 2002,
PricewaterhouseCoopers LLP was paid approximately $58,700 for tax-related services rendered to the Funds. These amounts include services for tax reporting and documentation, tax compliance and tax advice.

         All Other Fees. For the fiscal year ended December 31, 2002, PricewaterhouseCoopers LLP was paid approximately $87,000 for all other services rendered to the Funds. These services included non-audit procedures performed upon the conversion of the Funds' accounting system. In addition, for the fiscal year ended December 31, 2002, PricewaterhouseCoopers LLP was paid approximately $239,000 for all other non-audit services rendered to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds. These fees primarily relate to the audits of the Funds' Adviser and distributor and required internal control reports for the Funds' transfer agent. The Funds changed their transfer agent and distributor and the fees paid by those additional entities are included above.

         Audit Committee's Pre-Approval Policies and Procedures. The Funds' Audit Committee adopted a Policy for Engagement of Independent Auditors For Audit and Non-Audit Services on July 30, 2003 (the "Policy") which establishes the policies and procedures for pre-approval of audit and non-audit services provided to any Fund, its Adviser and certain of its Adviser's affiliates by the Fund's independent auditors. The Policy uses a combination of specific and general pre-approval procedures.

         On a yearly basis, at a regularly scheduled meeting of the Audit Committee, each Fund's Chief Financial Officer or Treasurer submits to the committee schedules of the types of services to be provided for the next fiscal year that are subject to general pre-approval. The schedules provide a description of each type of service that is subject to general pre-approval and, where possible, fee caps for each service. The Audit Committee then reviews and approves the types of services to be provided for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time.

         If, subsequent to the approval of the schedules of pre-approved services, a Fund or Adviser determines that it would like to the engage the independent auditors to perform a service not included on the pre-approved schedule, the Fund will need specific approval. The Fund's management is required to provide the Audit Committee a written explanation detailing the proposed engagement and why the work is being proposed to be performed by the independent auditor. The Fund's Chief Financial Officer or Treasurer is required to arrange for a discussion of the proposed service at the next scheduled Audit Committee meeting. In the event timing for the project is critical and needs to be considered before the next meeting of the Audit Committee, a pre-designated committee member may approve or deny the request on behalf of the Audit Committee. In the pre-designated member's discretion, a special meeting of the Audit Committee may be called to consider the proposal. In any case, the independent auditor may not commence any such project unless and until specific approval has been given.

         Because the audit committee's pre-approval policies and procedures were implemented after the completion of the audit for the last fiscal year, none of the non-audit fees described above was pre-approved by the audit committee. The Adviser and Audit Committee of each Fund considered whether these non-audit services rendered by PricewaterhouseCoopers LLP were compatible with maintaining the independence of PricewaterhouseCoopers LLP in its audit of the Funds. PricewaterhouseCoopers LLP, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Audit Committee for each Fund in a letter dated April 22, 2003 that they are independent accountants (within the meaning of federal securities laws) with respect to the Fund.


                         EXECUTIVE OFFICERS OF THE FUNDS

         The officers of the Funds are listed below, together with their addresses, ages and principal business occupations. The officers hold office indefinitely, except that any officer may resign or may be removed by a vote of a majority of the directors at any regular meeting or special meeting of the directors. All officers are "interested persons" as defined by the 1940 Act and receive no fees or salaries from any of the Funds. Unless stated otherwise, the business address of each officer is 1300 SW Sixth Avenue, Portland, Oregon 97201.

                                   POSITION(S)
                                    HELD WITH        LENGTH OF TIME
          NAME AND AGE                FUNDS              SERVED           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
--------------------------------- --------------- --------------------- ------------------------------------------------
J. Kevin Connaughton (38)         Chief           Since December 2002   Treasurer of Liberty Funds, Liberty All-Star
245 Summer Street                 Financial                             Funds, Stein Roe Funds and Galaxy Funds;
Boston, MA 02110                  Officer                               Senior Vice President of Liberty Funds Group



                                       20

                                                                        LLC. Prior to his current positions, Mr.
                                                                        Connaughton was Controller of Liberty Funds,
                                                                        Liberty All-Star Funds and Stein Roe Funds;
                                                                        Vice President of Liberty Funds Group LLC and
                                                                        Colonial Management Associates, Inc.; Senior
                                                                        Tax Manager, Coopers & Lybrand LLP.

Jeff B. Curtis (49)               President and   3 Years               Managing Director, Executive Vice President
                                  Assistant                             and Chief Operating Officer-West Coast of the
                                  Secretary                             Adviser.  Prior to his current positions with
                                                                        the Adviser, Mr. Curtis was President, Senior
                                                                        Vice President and General Counsel of the
                                                                        Adviser.  Mr. Curtis is also currently the
                                                                        President of Columbia Trust Company and
                                                                        Columbia Financial Center Incorporated,
                                                                        affiliates of the Adviser.

Richard J. Johnson (45)           Chief           Since January 2003    Head of Equities/Portland and Senior Vice
                                  Investment                            President of the Adviser; Chief Investment
                                  Officer and                           Officer and Senior Vice President of Columbia
                                  Senior Vice                           Trust Company.  Prior to his current positions
                                  President                             with the Adviser, Mr. Johnson was Chief
                                                                        Investment Officer and Vice President of the
                                                                        Adviser.

Joseph A. Palombo (50)            Vice President  Since January 2003    Chief Operating Officer of Columbia Management
One Financial Center                                                    Group, Inc., the parent of the Adviser, since
Boston, MA 02111                                                        December 2001; Director, Executive Vice
                                                                        President and Chief Operating Officer of the
                                                                        Adviser since April 2003; (formerly Chief
                                                                        Operations Officer of Mutual Funds, Liberty
                                                                        Financial Companies, Inc. from August 2000 to
                                                                        November, 2001; Executive Vice President of
                                                                        Stein Roe & Farnham Incorporated (Stein Roe)
                                                                        from April 1999 to April 2003; Director of
                                                                        Colonial Management Associates, Inc. from
                                                                        April 1999 to April 2003; Director of Stein
                                                                        Roe from September 2000 to April 2003);
                                                                        President of Liberty Funds since February
                                                                        2003; Manager of Stein Roe Floating Rate
                                                                        Limited Liability Company since October 2000
                                                                        (formerly Vice President of Liberty Funds
                                                                        from April, 1999 to August 2000; Chief
                                                                        Operating Officer and Chief Compliance
                                                                        Officer, Putnam Mutual Funds from December
                                                                        1993 to March 1999).











                                       21

Mark A. Wentzien (43)             Secretary       3 Years               Vice President of the Adviser.  Prior to his
                                                                        current positions, Mr. Wentzien was Associate
                                                                        Counsel of the Adviser.

                             ADDITIONAL INFORMATION

         Liberty Funds Distributor, Inc., One Financial Center, Boston, Massachusetts 02111-2621, is the principal underwriter for each of the Funds and is authorized under a distribution agreement with each Fund to sell shares of the Fund.

         Liberty Funds Services, Inc., One Financial Center, Boston, Massachusetts 02111, is the Funds' transfer and dividend crediting agent.

         State Street Bank & Trust Co., 225 Franklin Street, Boston, Massachusetts 02101, acts as the Funds' general custodian for both domestic and foreign securities.

         The Adviser is the Funds' administrator.

                OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING
                            AND SHAREHOLDER PROPOSALS

         Although the Notice of Special Meeting of Shareholders provides for the transaction of any other business that properly comes before the meeting, the Board of Directors has no knowledge of any matters to be presented at the meeting other than the matters described in this Joint Proxy Statement. The enclosed proxy, however, gives discretionary authority to the proxy holders to vote in accordance with their judgment if any other matters are presented.

         None of the Fund's Bylaws require that a Fund hold an annual meeting of shareholders. A Fund will be required, however, to call special meetings of shareholders in accordance with the requirements of the 1940 Act to seek approval of, among other matters, new investment advisory contracts or changes in the Fund's fundamental policies, such as its investment objective or investment restrictions.

         Because none of the Funds holds regular meetings of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Shareholders who wish to submit a proposal for consideration at a meeting of shareholders must deliver notice of the proposal within a reasonable time before the Fund mails its proxy materials. As of ____________, 2003, the Funds had not received any shareholder proposals and thus none is included in these proxy materials.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THEIR PROXY CARDS IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED VOTER INSTRUCTION INSERT.

                                             By Order of the Board of Directors,

                                             /s/ MARK A. WENTZIEN
                                             Mark A. Wentzien
                                             Secretary

Portland, Oregon
______________, 2003

[INSERT NAME OF FUND]
This proxy is solicited on behalf of the Board of Directors of the Fund. The Fund's Board of Directors recommends that you vote IN FAVOR of [each/the] Proposal. This proxy, when properly executed, will be voted in the manner directed herein and absent direction will be voted "FOR" each item below. This proxy will be voted in accordance with the holder's best judgement as to any other matter.
PLEASE MARK VOTES AS IN THIS EXAMPLE:

1. Election of Directors: To elect 12 directors to the Fund:
     01. Douglas A. Hacker  02. Janet Langford Kelly 03. Richard W. Lowry        FOR    WITHHOLD   FOR ALL
     04. William E. Mayer   05. Charles R. Nelson    06. John J. Neuhauser       ALL      ALL      EXCEPT
     07. Joseph A. Palombo  08. Patrick J. Simpson   09. Thomas E. Stitzel       [ ]      [ ]        [ ]
     10. Thomas C. Theobald 11. Anne-Lee Verville    12. Richard L. Woolworth

To withhold authority to vote for any nominee(s) mark "For All Except" and write the nominee number(s) on the line provided.

----------------------------------------------------------------------------------------------------------------------
[INCLUDE APPLICABLE
PROPOSAL BELOW FOR
Columbia Special
Fund, Inc./ Columbia
Strategic Value
Fund, Inc./ Columbia
Small Cap Fund,
Inc., AS APPLICABLE]
----------------------------------------------------------------------------------------------------------------------

2. To change the name of the Columbia Special Fund, Inc. to the "Columbia Mid Cap Growth Fund, Inc."

                      FOR  AGAINST  ABSTAIN
Special Fund          [ ]    [ ]      [ ]

3. To change the name of the Columbia Strategic Value Fund, Inc. to the "Columbia Strategic Investors Fund, Inc."

                      FOR  AGAINST  ABSTAIN
Strategic Value Fund  [ ]    [ ]      [ ]

4. To change the name of the Columbia Small Cap Fund, Inc. to the "Columbia Small Cap Growth Fund, Inc."

                      FOR  AGAINST  ABSTAIN
Small Cap Fund        [ ]    [ ]      [ ]


                  Note: Please sign exactly as your name appears on this proxy card. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If the shareholder is a partner, please sign in the partnership's name.

                  --------------------------------------------------------------
                  Signature

                  --------------------------------------------------------------
                  Signature (if held jointly)

                  --------------------------------------------------------------
                  Date

                              PLEASE VOTE PROMPTLY
                              ------

Your vote is important, no matter how many share you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates: you should sign and return each proxy card in order for your votes to be counted.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The signers of this proxy hereby appoint each of Joseph R. Palombo, Jeff B. Curtis, and Mark A. Wentzien proxies of the signers, with power of substitution, to vote at the Special Meeting of Shareholders to be held in Portland, Oregon, on Tuesday, October 7, 2003, and at any adjournments, as specified herein and in accordance with their best judgment, on any other business that may properly come before this meeting.

AFTER CAREFUL REVIEW, THE BOARD OF DIRECTORS UNANIMOUSLY HAS RECOMMENDED A VOTE "FOR" ALL MATTERS.

                                                                       EXHIBIT A

                       PRINCIPAL SHAREHOLDERS OF THE FUNDS

         At August [__], 2003, each director and all officers and directors, as a group, owned of record or beneficially less than 1% of each Fund, other than for the following Funds:

FUND                                        NUMBER OF FUND SHARES   PERCENT HELD

COLUMBIA TECHNOLOGY FUND
     [Name]
     [Title]
         TOTAL

COLUMBIA NATIONAL MUNICIPAL BOND FUND
     [Name]
     [Title]
         TOTAL

[OTHER FUNDS?]





         At August [__], 2003, to the knowledge of the Funds, no person owned of record or beneficially more than 5% of the outstanding shares of any Fund except the following record owners:


COLUMBIA COMMON STOCK FUND

NAME AND ADDRESS                      SHARES OWNED OF RECORD AT _________, 2003
----------------                      -----------------------------------------








COLUMBIA GROWTH FUND

NAME AND ADDRESS                      SHARES OWNED OF RECORD AT _________, 2003
----------------                      -----------------------------------------

COLUMBIA INTERNATIONAL STOCK FUND

NAME AND ADDRESS                      SHARES OWNED OF RECORD AT _________, 2003
----------------                      -----------------------------------------








COLUMBIA SPECIAL FUND

NAME AND ADDRESS                      SHARES OWNED OF RECORD AT _________, 2003
----------------                      -----------------------------------------









COLUMBIA SMALL CAP FUND

NAME AND ADDRESS                      SHARES OWNED OF RECORD AT _________, 2003
----------------                      -----------------------------------------








COLUMBIA REAL ESTATE EQUITY FUND

NAME AND ADDRESS                      SHARES OWNED OF RECORD AT _________, 2003
----------------                      -----------------------------------------








COLUMBIA BALANCED FUND

NAME AND ADDRESS                      SHARES OWNED OF RECORD AT _________, 2003
----------------                      -----------------------------------------

COLUMBIA DAILY INCOME COMPANY

NAME AND ADDRESS                      SHARES OWNED OF RECORD AT _________, 2003
----------------                      -----------------------------------------








COLUMBIA SHORT TERM BOND FUND

NAME AND ADDRESS                      SHARES OWNED OF RECORD AT _________, 2003
----------------                      -----------------------------------------








COLUMBIA FIXED INCOME SECURITIES FUND

NAME AND ADDRESS                      SHARES OWNED OF RECORD AT _________, 2003
----------------                      -----------------------------------------








COLUMBIA OREGON MUNICIPAL BOND FUND

NAME AND ADDRESS                      SHARES OWNED OF RECORD AT _________, 2003
----------------                      -----------------------------------------

COLUMBIA HIGH YIELD FUND

NAME AND ADDRESS                      SHARES OWNED OF RECORD AT _________, 2003
----------------                      -----------------------------------------






COLUMBIA NATIONAL MUNICIPAL BOND FUND

NAME AND ADDRESS                      SHARES OWNED OF RECORD AT _________, 2003
----------------                      -----------------------------------------








COLUMBIA TECHNOLOGY FUND

NAME AND ADDRESS                      SHARES OWNED OF RECORD AT _________, 2003
----------------                      -----------------------------------------







COLUMBIA STRATEGIC VALUE FUND

NAME AND ADDRESS                      SHARES OWNED OF RECORD AT _________, 2003
----------------                      -----------------------------------------